UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report October 9, 2003

                        Commission file number 1-10948


                              OFFICE DEPOT, INC.
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            (Exact name of registrant as specified in its charter)


                  Delaware                             59-2663954
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         (State or other jurisdiction of            (I.R.S. Employer
         incorporation or organization)             Identification No.)


       2200 Old Germantown Road, Delray Beach, Florida           33445
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       (Address of principal executive offices)                (Zip Code)


                                (561) 438-4800
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             (Registrant's telephone number, including area code)


       Former name or former address, if changed since last report: N/A



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On October 9, 2003, Office Depot, Inc. issued a press release announcing that it has extended its offer to the holders of $400 million principal amount of its 6.25% Senior Notes due August 15, 2013 to exchange such notes for a like principal amount of its 6.25% Senior Notes due August 15, 2013, which have been registered under the Securities Act of 1933, as amended. The exchange notes will be identical in all material respects to the notes being exchanged, except that the exchange notes will not contain terms restricting their transfer or any terms related to registration rights. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press Release dated October 9, 2003.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      OFFICE DEPOT, INC.


Date:  October 9, 2003                By: /s/ Carolyn Clarke
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                                          Name:   Carolyn Clarke
                                          Title:  Vice President and Treasurer